Exhibit 10.1

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into as of September 26, 2014 (the “Amendment Date”), between AMERIS BANCORP, a Georgia corporation (“Borrower”), and NEXBANK SSB (“Lender”).

R E C I T A L S

A. Borrower and Lender are parties to that certain Loan Agreement dated as of August 28, 2013 (as it may be further amended, modified, supplemented, restated or amended and restated from time to time, the “Loan Agreement”). Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Loan Agreement and all Section references are to Sections in the Loan Agreement.

B. Borrower has requested that Lender amend the Loan Agreement and Note to, among other things, (i) increase the Commitment, (ii) extend the Maturity Date, and (iii) decrease the Note Rate.

C. Borrower and Lender desire to amend the Loan Documents, subject to the terms, conditions, and representations set forth herein, as requested by Borrower.

D. Borrower and Lender agree to the other terms and provisions provided below, subject to the terms, conditions, and representations set forth herein.

NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

1.	Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth herein, the Loan Agreement is amended as follows:

(a) Section A of the Recitals is hereby amended and restated in its entirety to read as follows:

A. Borrower has applied to Lender for a revolving loan in the amount of up to $40,000,000, and Lender is willing to make the Loan on the terms and conditions hereinafter set forth.

(b) The following definitions in Section 2.1 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

Commitment: The obligation of Lender to make Revolving Credit Advances pursuant to Section 4.1 in an aggregate principal amount at any time outstanding up to but not exceeding $40,000,000, subject, however, to termination pursuant to Article XVI.

Fixed Charge Coverage Ratio: With respect to the Borrower, the ratio as of the last day of any fiscal quarter of (a) EBIDA to (b) Fixed Charges, all for the four fiscal quarter period ending on such date.

Interest Expense: For any period, total interest expense of Borrower (including that portion attributable to Capital Lease Obligations), premium payments, debt discount, fees and related expenses with respect to all outstanding Indebtedness of Borrower, related to direct obligations of Borrower.

Maturity Date: September 26, 2017.

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Net Income: For any period, the net income of Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

Note Rate: A rate per annum equal to the sum of (a) LIBOR for the then-current LIBOR Reset Period plus (b) 350 basis points (3.5%).

(c) Section 2.1 of the Loan Agreement is hereby amended to insert the following definitions in appropriate alphabetical order to read in their entirety as follows:

EBIDA: For any period, Net Income for such period, plus, without duplication and to the extent deducted in calculating Net Income for such period, the sum of (a) Interest Expense for such period, (b) the amount of depreciation and amortization expense deducted in determining Net Income, (c) any extraordinary or non-recurring items reducing Net Income for such period, (d) losses on the sale of securities, and (e) any non-cash items reducing Net Income for such period, minus (i) gains on the sale of any securities, (ii) any extraordinary or non-recurring items increasing Net Income for such period and (iii) any non-cash items increasing Net Income for such period.

Fixed Charges: For any period, the sum, without duplication, of the amounts determined for Borrower equal to (a) Interest Expense and (b) scheduled payments of principal on Total Debt.

Total Debt: As of any date of determination, the aggregate stated balance sheet amount of all Indebtedness related to direct obligations of Borrower determined in accordance with GAAP.

(d) Section 2.1 of the Loan Agreement is hereby amended to delete the definitions of “Adjusted EBITDA”, “Capital Expenditures”, “Consolidated Capital Expenditures”, “Consolidated Fixed Charges”, “Consolidated Total Debt”, “Depository Account”, “EBITDA” and “Permitted Tax Distributions”.

(e) Section 4.1(d) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(d) [Intentionally Omitted.]

(f) Section 10.8 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

10.8 [Intentionally Omitted.]

(g) Exhibit A of the Loan Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A attached to this Amendment.

2.	Conditions Precedent. Notwithstanding any contrary provision, this Amendment shall be effective on the first Business Day upon which all of the following conditions precedent have been satisfied (the “Effective Date”):

(a) Lender shall have received counterparts of this Amendment executed by Borrower, Lender, and each other party set forth on the signature pages hereto;

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(b) Lender shall have received the Amended and Restated Revolving Promissory Note dated as of the Effective Date in the original principal amount of $40,000,000 executed by Borrower and payable to the order of Lender (the “Amended and Restated Note”);

(c) Lender shall have received satisfactory evidence that the representations and warranties contained in the Loan Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

(d) Lender shall have received satisfactory evidence that Borrower has paid the fees and expenses of counsel described in Section 5 hereof and Article VII of the Loan Agreement;

(e) No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment or the Amended and Restated Note;

(f) Lender shall have received an officer’s certificate, together with all attachments and exhibits thereto, duly executed and delivered by a duly authorized officer of the Borrower;

(g) Lender shall have received a favorable written opinion of Rogers & Hardin LLP, counsel to Borrower, covering such matters as the Lender may reasonably request (and the Borrower hereby instructs such counsel to deliver such opinions to the Lender); and

(h) Lender shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Lender or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Lender (it being agreed that execution of this Amendment by Lender shall evidence that the foregoing conditions have been fulfilled).

3.	Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by Borrower. Borrower hereby agrees that, except as expressly provided in this Amendment, the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of Borrower under the Loan Agreement and the other Loan Documents or the Liens securing the payment and performance thereof. Borrower further confirms that the liens and security interests in the Collateral created under the Loan Documents secure, among other indebtedness, Borrower’s obligations under the Loan Documents, and all modifications, amendments, renewals, extensions, and restatements thereof.

4.

Representations and Warranties. As a material inducement for Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender (with the knowledge and intent that Lender is relying upon the same in consenting to this Amendment) that as of the Effective Date, and after giving effect to the transactions contemplated by this Amendment: (a) all representations and warranties in the Loan Agreement and in all other Loan Documents are true and correct in all material respects, as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or may have otherwise been made inaccurate by the mere passage of time; or (ii) the facts or circumstances on which any of them were based have been changed by transactions or events not prohibited by the Loan Documents; (b) no Default or Event of Default exists under the Loan Documents or will exist after giving effect to this Amendment; (c) this Amendment has been duly authorized and approved by all necessary organizational action and requires the consent of no

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other Person, and is binding and enforceable against Borrower in accordance with its terms; and (d) the execution, delivery and performance of this Amendment in accordance with its terms, does not and will not, by the passage of time, the giving of notice, or otherwise: (i) require any governmental approval, other than such as have been obtained and are in full force and effect, or violate any applicable law relating to Borrower; (ii) conflict with, result in a breach of, or constitute a default under the Constituent Documents of Borrower thereof, or any indenture, agreement, or other instrument to which Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Borrower.

5.	Costs and Expenses. Borrower agrees to pay promptly the reasonable fees and expenses of counsel to Lender for services rendered in connection with the preparation, negotiation, reproduction, execution and delivery of this Amendment and all related documents.

6.	Miscellaneous.

(a)	This Amendment and the Amended and Restated Note shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Loan Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement to the “Loan Agreement”, shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b)	The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment and the Amended and Restated Note, and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lender under any Loan Document, nor constitute a waiver under any of the Loan Documents.

(c)	All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

(d)	This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

(e)	THIS AMENDMENT, THE LOAN AGREEMENT, THE AMENDED AND RESTATED NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(f)	The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

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(g)	Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(h)	This Amendment shall be construed in accordance with and governed by the laws of the State of Texas.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment in multiple counterparts to be effective as of date first set forth above.

BORROWER:

AMERIS BANCORP, a Georgia corporation

By:	/s/ Edwin W. Hortman, Jr.
Edwin W. Hortman, Jr. President and Chief Executive Officer

Signature Page to First Amendment

LENDER:

NEXBANK SSB

By:	/s/ Matt Siekielski
Matt Siekielski, Chief Operating Officer

Signature Page to First Amendment

EXHIBIT A

Certificate of

Compliance

NexBank SSB

2515 McKinney Avenue, Suite 1100

Dallas, Texas 75201

Attn: [—]

Re: Loan Agreement dated as of August 28, 2013 (as amended, modified, supplemented, restated, or renewed, from time to time, the “Agreement”), between AMERIS BANCORP (“Borrower”) and NEXBANK SSB (“Lender”).

Reference is made to the Agreement. Capitalized terms used in this Certificate (including schedules and other attachments hereto, this “Certificate”) without definition have the meanings specified in the Agreement.

Pursuant to applicable provisions of the Agreement, the undersigned, being the Authorized Representative designated in the Agreement, hereby certifies to the Lender that the information furnished in the attached schedules, including, without limitation, each of the calculations listed below are true, correct and complete in all material respects as of the last day of the fiscal periods subject to the financial statements and associated covenants being delivered to the Lender pursuant to the Agreement together with this Certificate (such statements the “Financial Statements” and the periods covered thereby the “reporting period”) and for such reporting periods.

The undersigned hereby further certifies to the Lender that:

1. Borrower’s Compliance with Financial Covenants. As shown below, the Borrower is in full compliance with the Financial Covenants contained in the Agreement. All covenants are expressed as a percentage.

[Note to preparer. The following Financial Covenants are provided as illustration. The actual Financial Covenants must be obtained from the Agreement]

A.	Covenant: Leverage Ratio of not less than 7% tested quarterly

Calculation:

Leverage Ratio = Tier 1 Capital / Average Total Assets

Leverage Ratio of _________ for period ending ______________.

[Borrower to include specific calculation based upon formula outlined in Agreement]

Compliance? (Yes or No)                                                                                  _______________________

B.	Covenant: Fixed Charge Coverage Ratio of not less than 1.5 to 1.0 tested quarterly

Calculation:

Fixed Charge Coverage Ratio = EBIDA / Fixed Charges

Fixed Charge Coverage Ratio of _________ for period ending ______________.

[Borrower to include specific calculation based upon formula outlined in Agreement]

Compliance? (Yes or No)                                                                                  _______________________

2. Bank’s Compliance with Financial Covenants. As shown below, the Bank is in full compliance with the Financial Covenants contained in the Agreement. All covenants are expressed as a percentage.

[Note to preparer. The following Financial Covenants are provided as illustration. The actual Financial Covenants must be obtained from the Agreement]

A.	Covenant: Classified Assets to Tier 1 Capital Ratio of no greater than 50% tested quarterly

Calculation:

Classified Assets to Tier 1 Capital Ratio = Classified Assets / (Tier 1 Capital + Allowance for Loan and Lease Losses)

Classified Assets to Tier 1 Capital Ratio of _________ for period ending ______________.

[Borrower to include specific calculation based upon formula outlined in Agreement]

Compliance? (Yes or No)                                                                                  _______________________

B.	Covenant: Non-Performing Assets to Net Capital Ratio of 40% or less tested quarterly

Calculation:

Non-Performing Assets to Net Capital Ratio = (Total Non-Accrual Loans + Other Real Estate Owned of such Person) / ((Total Capital + unrealized losses (gains) on securities + Allowance for Loan and Lease Losses) - (Intangible Assets))

Non-Performing Assets to Net Capital Ratio of _________ for period ending ______________.

[Borrower to include specific calculation based upon formula outlined in Agreement]

Compliance? (Yes or No)                                                                                  _______________________

C.	Covenant: Leverage Ratio of not less than 8% tested quarterly

Calculation:

Leverage Ratio = Tier 1 Capital / Average Total Assets

Leverage Ratio of _________ for period ending ______________.

[Borrower to include specific calculation based upon formula outlined in Agreement]

Compliance? (Yes or No)                                                                                  _______________________

D.	Covenant: Total Risk-Based Capital Ratio of 12% or greater tested quarterly

Calculation:

Total Risk-Based Capital Ratio = (Tier 1 Capital + Tier 2 Capital) / Total Risk-Weighted Assets

Total Risk-Based Capital Ratio of _________ for period ending ______________.

[Borrower to include specific calculation based upon formula outlined in Agreement]

Compliance? (Yes or No)                                                                                  _______________________

3. Review of Condition. The undersigned has reviewed the terms of the Loan Documents, including, but not limited to, the representations and warranties of the Borrower set forth in the Loan Documents and the covenants of the Borrower set forth in the Loan Documents, and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of the Borrower through the reporting periods.

4. Representations and Warranties. The representations and warranties of the Borrower contained in the Loan Documents, including those contained in the Agreement, are true and accurate in all material respects as of the date hereof and were true and accurate in all material respects at all times during the reporting period except as expressly noted on Schedule A hereto.

5. Covenants. During the reporting period, the Borrower observed and performed all of the respective covenants and other agreements under the Loan Documents, and satisfied each of the conditions contained therein to be observed, performed or satisfied by the Borrower, except as expressly noted on Schedule A hereto.

6. No Event of Default. No Event of Default exists as of the date hereof or existed at any time during the reporting period, except as expressly noted on Schedule A hereto.

IN WITNESS WHEREOF, this Certificate is executed by the undersigned this ___ day of ___________.

[—]

By:
Authorized Representative

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